Prospectus Supplement No. 2 (To Prospectus Dated January 18, 2022)	Filed Pursuant to Rule 424(b)(3) Registration No.333-249835

ALR TECHNOLOGIES INC.

Up to 101,025,592 Shares of Common Stock

Issuable Upon the Exercise of Rights to Subscribe for such Shares at $0.05 per Share

This prospectus supplement (this “Prospectus Supplement”) filed by ALR Technologies Inc. (“we”, “us”, “our”, and the “Company”) updates and supplements the Company’s prospectus dated January 18, 2022 (the “Prospectus”), which forms a part of our Registration Statement on Form S-1, as amended (Registration No. 333-249835). This Prospectus Supplement is being filed to update and supplement the information in the Prospectus with the information contained in our Report on Form 8-K, furnished with the Securities and Exchange Commission on February 7, 2022 (the “Form 8-K”). Accordingly, we have attached the Form 8-K to this Prospectus Supplement.

Pursuant to the Prospectus, we are distributing, at no charge to our stockholders, non-transferable subscription rights to purchase up to an aggregate of 101,025,592 shares of our common stock, $0.001 par value per share. The record date and the expiration date of the rights offering are December 11, 2020 and March 15, 2022 respectively. Accordingly, in the rights offering, each shareholder of record as of 5:00 p.m. Eastern Time, December 11, 2020 (the “Record Date”), will receive one (1) non-transferable subscription right (a “Subscription Right”) for each share of common stock held by them on the Record Date. Each stockholder as of the original Record Date who received rights and had not previously exercised those Subscription Rights as of the expiration date of the initial rights offering on January 22, 2021, will effectively receive one Subscription Right for each previous Subscription Right held as at such time. Although the rights remain non-transferable, customer account movements will be allowed to accommodate clients who had transferred their accounts.

Each Subscription Right entitles the holder to purchase one share of Common Stock at a subscription price of $0.05 per share. Any Subscription Rights that are not exercised prior to 5:00 p.m., Eastern Time, on March 15, 2022 (the “Expiration Date”) will expire, have no value and cease to be exercisable for shares of Common Stock. The original Expiration Date indicated in the Prospectus had been extended to February 28, 2022. However, in order to provide for additional time for processing of the Subscription Rights to stockholders who hold their positions on deposit, the Company has elected to extend the Expiration date to March 15, 2022. There is no over-subscription privilege: management may, at its discretion, allocate unexercised subscription rights to non-shareholders within 150 days following the expiration date of the offering. Subscription rights may only be exercised in whole numbers; we will not issue fractional shares and will round all of the subscription rights down to the nearest whole number.

Accordingly, this Supplement No. 2 amends and supplements the Prospectus to reflect the Record Date and amended Expiration Date, and of incidental information contained in the Prospectus related to the Record Date and the Expiration Date. The complete text of the Prospectus, as amended and supplemented, is restated in this Supplement No. 2. Any information that is modified or superseded in the Prospectus shall not be deemed to constitute a part of the Prospectus, except as so modified or superseded by this Supplement No. 1. We may further amend or supplement the Prospectus from time to time by filing additional amendments or supplements as required. You should read the entire Prospectus and any amendments or supplements carefully before you make an investment decision.

The Company’s common stock is quoted on the OTC Markets quotation system under the symbol “ALRT.”

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the securities described herein or passed upon the adequacy or accuracy of this Prospectus Supplement or the Prospectus. Any representation to the contrary is a criminal offense.

The date of this Prospectus Supplement is February 7, 2022.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2022

ALR TECHNOLOGIES INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-30414	88-0225807
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7400 Beaufont Springs Drive, Suite 300, Richmond, Virginia 23225

(Address of Principal Executive Offices) (Zip Code)

(804) 554-3500

Registrant’s telephone number, including area code

(Former Name or Former Address

if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	ALRT	OTC US

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01	OTHER ITEMS

Modification of Rights Offering Record Date and Expiration Date

On January 18, 2022, ALR Technologies Inc. (“we”, “us”, “our”, and the “Company”) filed a prospectus dated January 18, 2022 (the “Prospectus”), which forms a part of our post-effective amended Registration Statement on Form S-1, as amended (Registration No. 333-249835).

Pursuant to the Prospectus, we are distributing, at no charge to our stockholders, non-transferable subscription rights to purchase up to an aggregate of 101,025,592 shares of our common stock, $0.001 par value per share. The record date and the expiration date of the rights offering are December 11, 2020 and March 15, 2022 respectively. Accordingly, in the rights offering, each shareholder of record as of 5:00 p.m. Eastern Time, December 11, 2020 (the “Record Date”), will receive one (1) non-transferable subscription right (a “Subscription Right”) for each share of common stock held by them on the Record Date. Each stockholder as of the original Record Date who received rights and had not previously exercised those Subscription Rights as of the expiration date of the initial rights offering on January 22, 2021, will effectively receive one Subscription Right for each previous Subscription Right held as at such time.  Although the rights remain non-transferable, customer account movements will be allowed to accommodate clients who had transferred their accounts.

Each Subscription Right entitles the holder to purchase one share of Common Stock at a subscription price of $0.05 per share. Any Subscription Rights that are not exercised prior to 5:00 p.m., Eastern Time, on March 15, 2022 (the “Expiration Date”) will expire, have no value and cease to be exercisable for shares of Common Stock. The original Expiration Date indicated in the Prospectus had been extended to February 28, 2022. However in order to provide for additional time for processing of the Subscription Rights to stockholders who hold their positions on deposit, the Company has elected to extend the Expiration date to March 15, 2022. There is no over-subscription privilege: management may, at its discretion, allocate unexercised subscription rights to non-shareholders within 150 days following the expiration date of the offering. Subscription rights may only be exercised in whole numbers; we will not issue fractional shares and will round all of the subscription rights down to the nearest whole number.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 7, 2022.

ALR TECHNOLOGIES INC.

/s/ Sidney Chan
Sidney Chan
Chief Executive Officer and Chairman of the Board of Directors